Exhibit 99.2

2nd Quarter 2010 Supplemental Financial Information
Marshall & Ilsley Corporation
(NYSE: MI)

For additional inquiries or
questions, please contact:

M&I Investor Relations
(414) 765-7801
e-mail: micorp@micorp.com
The following unaudited financial information has been provided for the benefit of showing
M&I's current versus historical results.	Gregory A. Smith
Chief Financial Officer
Certain amounts in prior periods have been reclassified to conform to the current presentation.	(414) 765-7727

David L. Urban
Director of Investor Relations
(414) 765-7853

James E. Sandy
VP / External Financial Reporting
(414) 765-8314

Marshall & Ilsley Corporation
Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2010	2010	2009	2009	2009	2009	2008	2008	2008
PER COMMON SHARE DATA
Diluted:
Net Income (Loss)	($0.33)	($0.27)	($0.54)	($0.68)	($0.83)	($0.44)	($7.25)	$0.32	($1.52)

Basic:
Net Income (Loss)	(0.33)	(0.27)	(0.54)	(0.68)	(0.83)	(0.44)	(7.25)	0.32	(1.52)

Dividend Declared per Common Share	0.01	0.01	0.01	0.01	0.01	0.01	0.32	0.32	0.32
Book Value per Common Share	9.72	9.95	10.21	12.98	13.52	17.45	17.58	25.12	25.26

Common Shares Outstanding (millions):
Average - Diluted	524.3	524.1	479.3	366.8	280.8	264.5	261.0	259.2	258.6
End of Period	527.6	527.1	525.4	368.3	368.1	265.7	265.3	260.0	259.4

INCOME STATEMENT ($millions)
Net Interest Income (FTE)	$407.3	$409.1	$406.1	$394.5	$398.5	$408.8	$469.0	$447.5	$454.6
Provision for Loan and Lease Losses	439.9	458.1	639.0	578.7	619.0	477.9	850.4	155.0	886.0
Non-Interest Revenues:
Wealth Management	69.9	68.1	69.9	66.7	65.8	62.7	64.2	71.3	74.8
Service Charges on Deposits	33.2	32.1	33.6	33.6	34.1	35.3	35.9	36.7	37.9
Mortgage Banking	7.8	6.4	6.7	12.7	18.0	10.8	4.5	5.5	6.6
Net Investment Securities Gains (Losses)	3.7	0.1	40.6	(1.5)	82.7	0.1	(9.9)	1.0	0.5
Bank-Owned Life Insurance Revenue	11.8	10.8	11.4	10.3	8.0	9.3	(1.2)	12.8	12.0
Other	47.6	104.2	77.6	102.2	56.2	56.2	70.9	53.0	53.7
Total Non-Interest Revenues	174.0	221.7	239.8	224.0	264.8	174.4	164.4	180.3	185.5
Non-Interest Expenses:
Salaries and Employee Benefits	185.3	161.6	169.2	179.2	187.2	155.2	178.0	184.0	186.6
Net Occupancy and Equipment	33.0	34.1	36.2	33.3	32.4	33.8	32.8	31.7	31.2
Software Expenses	8.6	7.9	6.7	7.7	7.0	6.6	5.6	6.5	6.3
Processing Charges	32.2	32.1	31.8	33.6	33.8	33.7	33.0	33.2	33.7
Supplies, Printing, Postage and Delivery	8.6	8.2	8.8	8.4	8.9	9.1	9.5	9.3	11.6
FDIC Insurance	26.6	27.3	25.8	17.8	49.2	15.1	7.2	6.0	2.2
Professional Services	26.7	20.8	26.6	23.5	22.0	19.2	23.9	16.5	18.2
Intangible Amortization	5.0	5.1	5.9	5.9	5.8	5.8	6.4	6.0	6.0
Goodwill Impairment	-	-	-	-	-	-	1,535.1	-	-
Other	62.0	68.9	94.4	96.1	66.4	64.7	104.7	63.3	83.1
Total Non-Interest Expenses	388.0	366.0	405.4	405.5	412.7	343.2	1,936.2	356.5	378.9
Tax Equivalent Adjustment	5.4	5.7	5.8	5.8	6.7	7.1	7.0	6.8	7.0
Pre-Tax Income (Loss)	(252.0)	(199.0)	(404.3)	(371.5)	(375.1)	(245.0)	(2,160.2)	109.5	(631.8)
Provision (Benefit) for Income Taxes	(103.4)	(83.6)	(170.0)	(148.1)	(166.1)	(153.0)	(281.2)	26.4	(238.0)
Net Income (Loss) Attributable to M&I	($148.6)	($115.4)	($234.3)	($223.4)	($209.0)	($92.0)	($1,879.0)	$83.1	($393.8)
Preferred Dividends	(25.2)	(25.1)	(25.2)	(25.0)	(25.0)	(24.9)	(12.7)	-	-
Net Income (Loss) Attributable to M&I Common Shareholders	($173.8)	($140.5)	($259.5)	($248.4)	($234.0)	($116.9)	($1,891.7)	$83.1	($393.8)

Marshall & Ilsley Corporation
Quarterly Financial Information

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008
ASSETS - END OF PERIOD ($millions)
Cash and Due From Banks	$663	$589	$769	$675	$797	$745	$851	$982	$1,316
Trading Assets	299	255	256	270	261	687	518	163	133
Short - Term Investments	837	2,021	1,192	1,605	916	451	231	137	596
Investment Securities	7,329	7,625	7,177	6,430	6,125	7,728	7,668	7,383	7,695
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	11,802	11,861	12,476	13,041	14,282	14,576	14,880	15,185	15,328
Commercial Lease Financing	445	454	474	492	510	532	562	526	514
Total Commercial Loans and Leases	12,247	12,315	12,950	13,533	14,792	15,108	15,442	15,711	15,842
Commercial Real Estate	13,310	13,532	13,646	13,884	13,938	12,999	12,542	12,114	11,891
Residential Real Estate	4,625	4,824	4,969	5,135	5,465	5,711	5,734	5,674	5,632
Construction and Development:
Commercial	2,714	3,134	3,257	3,604	3,790	4,643	5,063	5,406	5,355
Residential	1,705	1,972	2,282	2,710	3,039	3,608	3,980	4,354	4,614
Total Construction and Development	4,419	5,106	5,539	6,314	6,829	8,251	9,043	9,760	9,969
Consumer Loans and Leases:
Home Equity Loans and Lines	4,487	4,590	4,715	4,813	4,912	5,025	5,082	5,053	4,992
Personal Loans	2,120	2,158	2,258	2,268	2,068	1,952	1,929	1,902	1,714
Personal Lease Financing	109	124	141	159	179	199	213	203	193
Total Consumer Loans and Leases	6,716	6,872	7,114	7,240	7,159	7,176	7,224	7,158	6,899
Total Loans and Leases	41,317	42,649	44,218	46,106	48,183	49,245	49,985	50,417	50,233
Reserve for Loan and Lease Losses	(1,517)	(1,515)	(1,481)	(1,414)	(1,368)	(1,352)	(1,202)	(1,031)	(1,029)
Premises and Equipment, net	553	558	566	570	573	570	565	542	524
Goodwill and Other Intangibles	734	739	744	752	757	758	763	2,237	2,242
Other Assets	3,689	3,648	3,769	3,551	3,450	2,958	2,957	2,671	2,550
Total Assets	$53,904	$56,569	$57,210	$58,545	$59,694	$61,790	$62,336	$63,501	$64,260

LIABILITIES - END OF PERIOD ($millions)
Deposits:
Noninterest Bearing	$7,489	$7,788	$7,833	$8,286	$7,848	$6,988	$6,880	$6,359	$6,390
Interest Bearing:
Savings and NOW	5,613	7,373	6,938	6,023	4,893	3,628	3,454	3,151	3,253
Money Market	13,349	12,758	11,315	10,403	9,979	10,614	10,753	10,640	10,774
Time	12,912	13,830	15,306	16,712	18,080	17,725	18,072	17,958	17,478
Foreign	199	233	246	296	392	609	1,864	1,932	3,278
Total Interest Bearing	32,073	34,194	33,805	33,434	33,344	32,576	34,143	33,681	34,783
Total Deposits	39,562	41,982	41,638	41,720	41,192	39,564	41,023	40,040	41,173
Short - Term Borrowings	957	894	1,120	1,541	1,475	5,336	4,058	6,267	6,036
Long - Term Borrowings	5,604	5,865	6,426	7,512	9,297	9,539	9,614	9,714	9,565
Other Liabilities	1,023	958	1,040	1,370	1,135	1,100	1,370	978	962
Total Liabilities	47,146	49,699	50,224	52,143	53,099	55,539	56,065	56,999	57,736

EQUITY - END OF PERIOD ($millions)
Preferred Equity	1,658	1,654	1,650	1,646	1,643	1,639	1,636	-	-
Common Equity	5,067	5,239	5,376	4,767	5,011	4,677	4,782	6,599	6,582
Accumulated Other Comprehensive Income:
Unrealized Gains (Losses) on Securities	67	13	(13)	41	4	15	(57)	(68)	(31)
Unrealized Gains (Losses) on Derivatives	(50)	(52)	(44)	(64)	(75)	(93)	(103)	(42)	(40)
Postretirement Benefits - Funded Status	5	5	6	1	1	2	2	3	3
Total Accumulated Other Comprehensive Income	22	(34)	(51)	(22)	(70)	(76)	(158)	(107)	(68)
Total Common Equity	5,089	5,205	5,325	4,745	4,941	4,601	4,624	6,492	6,514
Marshall & Ilsley Corporation Shareholders' Equity	6,747	6,859	6,975	6,391	6,584	6,240	6,260	6,492	6,514
Noncontrolling Interest in Subsidiaries	11	11	11	11	11	11	11	10	10
Total Equity	6,758	6,870	6,986	6,402	6,595	6,251	6,271	6,502	6,524
Total Liabilities and Equity	$53,904	$56,569	$57,210	$58,545	$59,694	$61,790	$62,336	$63,501	$64,260

Marshall & Ilsley Corporation
Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2010	2010	2009	2009	2009	2009	2008	2008	2008
AVERAGE ASSETS ($millions)
Cash and Due from Banks	$693	$687	$756	$739	$748	$803	$867	$892	$879
Trading Assets	262	253	261	251	581	585	304	144	162
Short - Term Investments	1,674	1,721	2,475	1,791	459	570	617	387	371
Investment Securities	7,412	7,454	6,519	6,255	7,314	7,689	7,298	7,509	7,735
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	11,877	12,225	12,721	13,667	14,404	14,745	14,888	15,002	15,086
Commercial Lease Financing	449	462	481	497	522	547	534	511	517
Total Commercial Loans and Leases	12,326	12,687	13,202	14,164	14,926	15,292	15,422	15,513	15,603
Commercial Real Estate	13,485	13,587	13,813	13,844	13,549	12,872	12,203	11,942	11,703
Residential Real Estate	4,752	4,868	5,085	5,263	5,695	5,768	5,675	5,631	5,525
Construction and Development:
Commercial	2,974	3,251	3,527	3,782	4,188	4,820	5,490	5,419	5,423
Residential	1,857	2,178	2,537	2,871	3,399	3,851	4,296	4,538	4,950
Total Construction and Development	4,831	5,429	6,064	6,653	7,587	8,671	9,786	9,957	10,373
Consumer Loans and Leases:
Home Equity Loans and Lines	4,529	4,645	4,762	4,844	4,969	5,064	5,071	5,027	4,835
Personal Loans	2,119	2,185	2,255	2,200	1,959	1,942	1,878	1,766	1,693
Personal Lease Financing	115	133	150	169	190	207	211	196	199
Total Consumer Loans and Leases	6,763	6,963	7,167	7,213	7,118	7,213	7,160	6,989	6,727
Total Loans and Leases	42,157	43,534	45,331	47,137	48,875	49,816	50,246	50,032	49,931
Reserve for Loan and Lease Losses	(1,532)	(1,535)	(1,459)	(1,359)	(1,361)	(1,245)	(1,183)	(1,083)	(682)
Premises and Equipment, net	556	563	570	574	572	569	552	533	521
Goodwill and Other Intangibles	737	741	749	755	757	761	2,237	2,239	2,244
Other Assets	3,725	3,676	3,277	3,102	2,999	2,889	2,671	2,411	2,329
Total Assets	$55,684	$57,094	$58,479	$59,245	$60,944	$62,437	$63,609	$63,064	$63,490

Memo:
Average Earning Assets	$51,505	$52,962	$54,586	$55,434	$57,229	$58,660	$58,465	$58,072	$58,199
Average Earning Assets Excluding Investment Securities
Unrealized Gains / Losses	$51,465	$52,957	$54,548	$55,426	$57,190	$58,719	$58,600	$58,137	$58,198

AVERAGE LIABILITIES ($millions)
Deposits:
Noninterest Bearing	$7,925	$7,819	$7,998	$7,862	$7,355	$6,482	$6,063	$5,909	$5,828
Interest Bearing:
Savings and NOW	6,910	7,227	6,468	5,575	4,175	3,530	3,228	3,293	3,273
Money Market	12,685	11,936	10,721	10,293	10,207	10,631	10,641	10,545	11,199
Time	13,440	14,680	16,082	17,234	17,652	17,901	18,272	17,328	15,977
Foreign	214	248	302	372	469	1,123	2,406	2,613	2,776
Total Interest Bearing	33,249	34,091	33,573	33,474	32,503	33,185	34,547	33,779	33,225
Total Deposits	41,174	41,910	41,571	41,336	39,858	39,667	40,610	39,688	39,053
Short - Term Borrowings	774	1,015	1,524	1,875	4,206	5,724	5,035	6,415	6,799
Long - Term Borrowings	5,816	6,232	7,335	8,387	9,440	9,571	9,686	9,653	9,639
Other Liabilities	1,020	928	1,031	994	1,041	1,122	978	774	1,023
Total Liabilities	48,784	50,085	51,461	52,592	54,545	56,084	56,309	56,530	56,514

AVERAGE EQUITY ($millions)
Marshall & Ilsley Corporation Shareholders' Equity	6,889	6,998	7,007	6,642	6,388	6,343	7,290	6,524	6,966
Noncontrolling Interest in Subsidiaries	11	11	11	11	11	10	10	10	10
Total Equity	6,900	7,009	7,018	6,653	6,399	6,353	7,300	6,534	6,976
Total Liabilities and Equity	$55,684	$57,094	$58,479	$59,245	$60,944	$62,437	$63,609	$63,064	$63,490
Memo:
Average Interest Bearing Liabilities	$39,839	$41,338	$42,432	$43,736	$46,149	$48,480	$49,268	$49,847	$49,663

Marshall & Ilsley Corporation
Quarterly Financial Information

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008
Construction and Development Loans - End of Period ($millions)
Construction and Development:
Commercial:
Construction	$1,988	$2,305	$2,414	$2,737	$2,885	$3,791	$4,233	$4,448	$4,363
Land	726	829	843	867	905	852	830	958	992
Total Commercial	2,714	3,134	3,257	3,604	3,790	4,643	5,063	5,406	5,355
Residential:
Construction by Individuals	125	186	300	418	599	752	881	963	1,013
Land	1,277	1,425	1,574	1,767	1,897	2,044	2,122	2,189	2,304
Construction by Developers	303	361	408	525	543	812	977	1,202	1,297
Total Residential	1,705	1,972	2,282	2,710	3,039	3,608	3,980	4,354	4,614
Total Construction and Development	$4,419	$5,106	$5,539	$6,314	$6,829	$8,251	$9,043	$9,760	$9,969

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2010	2010	2009	2009	2009	2009	2008	2008	2008
Construction and Development Loans - Average ($millions)
Construction and Development:
Commercial:
Construction	$2,175	$2,392	$2,649	$2,860	$3,290	$3,966	$4,577	$4,433	$4,431
Land	799	859	878	922	898	854	913	986	992
Total Commercial	2,974	3,251	3,527	3,782	4,188	4,820	5,490	5,419	5,423
Residential:
Construction by Individuals	151	254	358	500	690	834	938	1,009	1,013
Land	1,363	1,526	1,705	1,851	2,016	2,094	2,200	2,254	2,419
Construction by Developers	343	398	474	520	693	923	1,158	1,275	1,518
Total Residential	1,857	2,178	2,537	2,871	3,399	3,851	4,296	4,538	4,950
Total Construction and Development	$4,831	$5,429	$6,064	$6,653	$7,587	$8,671	$9,786	$9,957	$10,373

Definitions

Commercial Construction - Loans primarily to mid-sized local and regional companies to construct a variety of commercial projects.

Commercial Land - Loans primarily to mid-sized local and regional companies to acquire and develop land for a variety of commercial projects.

Residential Construction by Individuals - Loans primarily to individuals to construct 1-4 family homes.

Residential Land - Loans primarily to individuals and mid-sized local and regional builders to acquire and develop land for 1-4 family homes.

Residential Construction by Developers - Loans primarily to mid-sized local and regional builders to construct 1-4 family homes in residential subdivisions.

Marshall & Ilsley Corporation
Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2010	2010	2009	2009	2009	2009	2008	2008	2008
KEY RATIOS
Net Interest Margin (FTE) / Avg. Earning Assets	3.17%	3.13%	2.95%	2.82%	2.79%	2.82%	3.18%	3.06%	3.14%
Interest Spread (FTE)	2.82	2.78	2.55	2.42	2.40	2.48	2.77	2.65	2.71

Efficiency Ratio	67.2	58.0	67.0	65.4	71.1	58.9	n.m.	56.9	59.2

Equity / Assets (End of Period) (a)	12.5	12.2	12.2	10.9	11.1	10.1	10.1	10.2	10.2
Tangible Common Equity / Tangible Assets (End of Period)	8.3	8.1	8.2	7.0	7.2	6.4	6.4	7.0	7.0
Tangible Total Equity / Tangible Assets (End of Period) (a)	11.4	11.1	11.1	9.9	10.0	9.1	9.0	7.0	7.0

MARGIN ANALYSIS (b)

Loans and Leases:
Commercial Loans and Leases	4.58%	4.53%	4.43%	4.19%	4.01%	3.90%	5.36%	5.29%	5.37%
Commercial Real Estate	4.94	5.02	5.07	5.02	5.11	5.26	6.07	6.16	6.40
Residential Real Estate	5.05	5.15	5.15	5.22	5.25	5.58	5.73	5.90	6.13
Construction and Development	3.94	3.74	3.62	3.62	3.63	3.72	4.90	5.28	5.54
Home Equity Loans and Lines	5.01	4.98	5.01	5.00	5.06	5.19	5.84	6.16	6.27
Personal Loans and Leases	5.48	5.50	5.41	5.44	5.64	5.54	6.08	6.16	6.38
Total Loans and Leases	4.77	4.75	4.71	4.61	4.58	4.62	5.56	5.68	5.86
Investment Securities	3.35	3.47	3.57	3.77	4.11	4.26	4.63	4.62	4.77
Short - Term Investments	0.25	0.26	0.26	0.27	1.13	0.89	1.37	1.99	1.96
Interest Income (FTE) / Avg. Interest Earning Assets	4.39%	4.41%	4.35%	4.36%	4.46%	4.50%	5.38%	5.51%	5.68%
Interest Bearing Deposits:
Savings and NOW	0.41%	0.47%	0.49%	0.53%	0.29%	0.13%	0.32%	0.47%	0.52%
Money Market	0.80	0.80	0.84	0.81	0.72	0.62	1.16	1.70	1.80
Time	2.21	2.22	2.33	2.41	2.64	2.71	3.48	3.55	3.84
Foreign	0.42	0.41	0.38	0.40	0.36	0.33	0.59	1.59	1.76
Total Interest Bearing Deposits	1.29	1.34	1.48	1.58	1.71	1.69	2.27	2.52	2.65
Short - Term Borrowings	0.21	0.27	0.29	0.33	0.27	0.28	1.06	2.15	2.25
Long - Term Borrowings	3.41	3.44	3.55	3.75	4.06	4.24	4.64	4.51	4.58
Interest Expense / Avg. Interest Bearing Liabilities	1.57%	1.63%	1.80%	1.94%	2.06%	2.02%	2.61%	2.86%	2.97%
Net Interest Margin (FTE) / Avg. Earning Assets	3.17%	3.13%	2.95%	2.82%	2.79%	2.82%	3.18%	3.06%	3.14%
Interest Spread (FTE)	2.82%	2.78%	2.55%	2.42%	2.40%	2.48%	2.77%	2.65%	2.71%

Notes:
(a) Includes preferred equity and noncontrolling interest in subsidiaries.
(b) Based on average balances excluding fair value adjustments for available for sale securities.

Marshall & Ilsley Corporation
Quarterly Financial Information

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008
CREDIT QUALITY ($ millions)
Nonperforming Assets:
Nonaccrual Loans and Leases	$1,722.6	$1,898.7	$1,987.1	$2,122.0	$2,221.6	$1,960.8	$1,457.8	$1,226.4	$984.3
Nonaccrual Loans Held for Sale	78.8	55.1	57.7	128.1	194.5	113.8	69.2	34.2	22.5
Total Nonperforming Loans and Leases	$1,801.4	$1,953.8	$2,044.8	$2,250.1	$2,416.1	$2,074.6	$1,527.0	$1,260.6	$1,006.8
Other Real Estate Owned (OREO)	445.5	454.3	430.8	351.2	356.8	344.3	320.9	267.2	207.1
Total Nonperforming Assets	$2,246.9	$2,408.1	$2,475.6	$2,601.3	$2,772.9	$2,418.9	$1,847.9	$1,527.8	$1,213.9

Accruing Renegotiated Loans	$714.6	$731.8	$793.5	$935.3	$818.5	$446.0	$270.3	$89.5	$16.5
Loans Past Due 90 Days or More	$8.1	$9.3	$8.8	$13.1	$15.1	$16.1	$14.5	$12.1	$17.7

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2010	2010	2009	2009	2009	2009	2008	2008	2008
CREDIT QUALITY RATIOS
Net Charge-Offs / Average Loans and Leases	4.17%	3.94%	5.01%	4.48%	4.95%	2.67%	5.38%	1.21%	3.23%
Loan and Lease Loss Reserve / Period-End Loans and Leases	3.67	3.55	3.35	3.07	2.84	2.75	2.41	2.05	2.05
Nonperforming Assets / Period-End Loans and Leases and OREO	5.38	5.59	5.54	5.60	5.71	4.88	3.67	3.01	2.41
Nonperforming Loans and Leases / Period-End Loans and Leases	4.36	4.58	4.62	4.88	5.01	4.21	3.05	2.50	2.00
Loan and Lease Loss Reserve / Nonperforming Loans and Leases (a)	88	80	75	67	62	69	82	84	105

RECONCILIATION OF RESERVE FOR LOAN AND LEASE LOSSES (b)
($ millions)
Beginning Balance	$1,515.2	$1,480.5	$1,413.7	$1,367.8	$1,352.1	$1,202.2	$1,031.5	$1,028.8	$543.5
Provision for Loan and Lease Losses	439.9	458.1	639.0	578.7	619.0	477.9	850.4	155.0	886.0
Allowance of Banks and Loans Acquired	-	-	-	-	-	-	-	-	-
Loans and Leases Charged Off:
Commercial	54.9	137.1	99.3	206.3	68.7	62.3	96.0	32.0	37.5
Real Estate	385.0	287.3	468.4	323.2	534.3	265.0	576.0	124.0	362.6
Personal	15.3	11.6	29.0	11.3	9.1	10.6	13.8	7.1	8.0
Leases	0.6	0.4	1.5	0.8	1.0	2.3	0.7	0.2	0.7
Total Charge-Offs	455.8	436.4	598.2	541.6	613.1	340.2	686.5	163.3	408.8
Recoveries on Loans and Leases:
Commercial	5.8	2.8	14.1	1.3	2.5	1.9	1.9	2.2	2.2
Real Estate	9.3	7.7	9.7	5.9	5.7	7.4	3.0	6.9	4.3
Personal	2.0	2.1	1.7	1.6	1.3	1.3	1.2	1.5	1.2
Leases	0.4	0.4	0.4	0.1	0.3	1.6	0.6	0.4	0.4
Total Recoveries	17.5	13.0	25.9	8.9	9.8	12.2	6.7	11.0	8.1
Net Loan and Lease Charge-offs	438.3	423.4	572.3	532.7	603.3	328.0	679.8	152.3	400.7
Ending Balance	$1,516.8	$1,515.2	$1,480.5	$1,413.7	$1,367.8	$1,352.1	$1,202.2	$1,031.5	$1,028.8

Notes:
(a) Excludes nonaccrual loans held for sale.
(b) May not add due to rounding.

Marshall & Ilsley Corporation
Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2010	2010	2009	2009	2009	2009	2008	2008	2008
SELECTED SEGMENTS ($millions)

Commercial Banking
Net Interest Income	$231.1	$230.6	$238.5	$234.1	$214.6	$199.6	$201.9	$191.2	$194.6
Provision for Loan and Lease Losses	236.2	223.5	291.7	304.2	193.4	154.4	532.1	97.2	769.6
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	(5.1)	7.1	(53.2)	(70.1)	21.2	45.2	(330.2)	94.0	(575.0)

Other Income	19.4	21.9	16.7	9.5	14.2	25.7	25.0	25.4	25.4
Goodwill Impairment	-	-	-	-	-	-	925.6	-	-
All Other Expense	75.9	63.0	69.1	75.3	69.0	56.6	71.7	61.9	80.8
Income (Loss) Before Income Taxes	(61.6)	(34.0)	(105.6)	(135.9)	(33.6)	14.3	(1,302.5)	57.5	(630.4)
Income Tax Expense (Benefit)	(24.7)	(13.6)	(42.2)	(54.3)	(13.5)	5.7	(163.8)	23.0	(252.2)

Segment Income (Loss)	($36.9)	($20.4)	($63.4)	($81.6)	($20.1)	$8.6	($1,138.7)	$34.5	($378.2)

Identifiable Assets	$21,405.7	$22,110.6	$22,855.8	$23,764.4	$24,944.8	$25,478.6	$25,771.3	$27,167.9	$27,537.6

Community Banking
Net Interest Income	$195.0	$186.2	$186.4	$181.4	$166.1	$173.4	$204.8	$194.2	$197.7
Provision for Loan and Lease Losses	139.3	133.0	200.2	158.7	316.9	133.5	120.9	62.3	107.1
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	55.7	53.2	(13.8)	22.7	(150.8)	39.9	83.9	131.9	90.6

Other Income	45.3	86.6	45.2	47.8	54.3	46.8	43.7	46.9	47.5
Goodwill Impairment	-	-	-	-	-	-	609.5	-	-
All Other Expense	182.7	180.3	208.3	209.4	209.9	177.8	182.0	173.3	177.1
Income (Loss) Before Income Taxes	(81.7)	(40.5)	(176.9)	(138.9)	(306.4)	(91.1)	(663.9)	5.5	(39.0)
Income Tax Expense (Benefit)	(32.7)	(16.2)	(70.8)	(55.6)	(122.6)	(36.4)	(56.0)	2.2	(15.6)

Segment Income (Loss)	($49.0)	($24.3)	($106.1)	($83.3)	($183.8)	($54.7)	($607.9)	$3.3	($23.4)

Identifiable Assets	$15,132.0	$15,549.2	$16,244.5	$16,855.2	$17,799.8	$18,322.9	$18,805.6	$19,235.2	$19,373.0

Wealth Management
Net Interest Income	$18.3	$17.7	$18.4	$18.4	$14.8	$15.0	$17.5	$15.4	$14.6
Provision for Loan and Lease Losses	10.5	12.3	12.2	14.0	6.5	10.0	16.4	1.7	2.6
Net Interest Income after Provision for Loan and Lease Losses	7.8	5.4	6.2	4.4	8.3	5.0	1.1	13.7	12.0

Other Income	71.5	69.8	71.6	68.6	68.5	64.9	66.1	73.2	77.8
Other Expense	70.8	63.2	67.4	66.7	68.9	56.6	95.8	79.6	65.8
Income (Loss) Before Income Taxes	8.5	12.0	10.4	6.3	7.9	13.3	(28.6)	7.3	24.0
Income Tax Expense (Benefit)	3.4	4.9	4.0	2.4	3.1	5.7	(11.7)	2.9	9.7

Segment Income (Loss)	$5.1	$7.1	$6.4	$3.9	$4.8	$7.6	($16.9)	$4.4	$14.3

Identifiable Assets	$1,537.2	$1,593.8	$1,642.6	$1,704.9	$1,690.6	$1,676.2	$1,688.3	$1,600.3	$1,513.5

Treasury
Net Interest Income	($85.7)	($74.2)	($86.3)	($82.6)	($33.5)	($14.6)	$17.0	$21.6	$19.8
Provision for Loan and Lease Losses	-	-	-	-	-	-	-	-	-
Net Interest Income after Provision for Loan and Lease Losses	(85.7)	(74.2)	(86.3)	(82.6)	(33.5)	(14.6)	17.0	21.6	19.8

Other Income	14.8	21.0	83.2	69.6	59.4	11.9	14.7	12.0	11.2
Other Expense	13.4	17.6	13.6	10.5	18.2	10.9	7.7	5.0	4.4
Income (Loss) Before Income Taxes	(84.3)	(70.8)	(16.7)	(23.5)	7.7	(13.6)	24.0	28.6	26.6
Income Tax Expense (Benefit)	(33.7)	(28.3)	(6.7)	(9.4)	3.1	(5.4)	9.6	11.4	10.6

Segment Income (Loss)	($50.6)	($42.5)	($10.0)	($14.1)	$4.6	($8.2)	$14.4	$17.2	$16.0

Identifiable Assets	$9,062.7	$10,324.0	$9,165.1	$8,804.6	$7,240.5	$8,866.8	$8,674.3	$8,476.2	$8,802.2

Marshall & Ilsley Corporation
Annual Financial Information

	YEARS ENDED DECEMBER 31,

	2009	2008	2007	2006	2005
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($2.46)	($7.92)	$1.87	$2.54	$2.49
Net Income (Loss)	(2.46)	(7.92)	4.34	3.17	2.99

Basic:
Income (Loss) from Continuing Operations	(2.46)	(7.92)	1.91	2.60	2.54
Net Income (Loss)	(2.46)	(7.92)	4.42	3.24	3.06

Dividend Declared per Common Share	0.04	1.27	1.20	1.05	0.93
Book Value per Common Share	10.21	17.58	26.86	24.24	20.27

Common Shares Outstanding (millions):
Average - Diluted	348.5	259.6	265.5	254.6	236.0
End of Period	525.4	265.3	263.5	255.5	235.4

INCOME STATEMENT ($millions)
Net Interest Income (FTE)	$1,608.0	$1,808.6	$1,644.4	$1,537.6	$1,323.7
Provision for Loan and Lease Losses	2,314.6	2,037.7	319.8	50.6	44.8
Non-Interest Revenues:
Wealth Management	265.1	282.2	262.8	221.6	191.7
Service Charges on Deposits	136.6	146.2	120.6	106.7	101.9
Mortgage Banking	48.3	26.0	34.1	52.4	50.5
Net Investment Securities Gains	121.8	17.2	34.8	9.7	45.5
Derivative Loss - Discontinued Hedges	-	-	-	(18.4)	-
Bank-Owned Life Insurance Revenue	39.0	35.9	37.7	29.1	27.1
Other	292.2	232.9	237.6	179.0	155.1
Total Non-Interest Revenues	903.0	740.4	727.6	580.1	571.8
Non-Interest Expenses:
Salaries and Employee Benefits	690.8	723.2	659.9	613.4	549.8
Net Occupancy and Equipment	135.7	126.9	112.0	104.0	85.3
Software Expenses	28.0	24.7	21.1	18.0	13.1
Processing Charges	133.0	132.0	135.1	124.2	101.3
Supplies, Printing, Postage and Delivery	35.2	42.1	42.5	41.4	38.0
FDIC Insurance	107.9	17.3	4.0	3.7	3.3
Professional Services	91.4	72.0	42.4	34.1	30.5
Intangible Amortization	23.4	24.3	20.6	18.6	13.1
Goodwill Impairment	-	1,535.1	-	-	-
Other	321.4	288.8	275.8	124.5	118.2
Total Non-Interest Expenses	1,566.8	2,986.4	1,313.4	1,081.9	952.6
Tax Equivalent Adjustment	25.4	27.9	28.2	30.1	33.3
Pre-Tax Income (Loss)	(1,395.8)	(2,503.0)	710.6	955.1	864.8
Provision (Benefit) for Income Taxes	(637.2)	(459.5)	213.7	307.4	278.1
Income (Loss) from Continuing Operations	(758.6)	(2,043.5)	496.9	647.7	586.7
Discontinued Operations, Net of Tax:
Separation Transaction Costs	-	-	(25.3)	-	-
Gain on Sale of Metavante	-	-	525.6	-	-
Metavante Net Income	-	-	153.7	160.1	119.5
Income from Discontinued Operations, Net of Tax	-	-	654.0	160.1	119.5
Net Income (Loss) Attributable to M&I	($758.6)	($2,043.5)	$1,150.9	$807.8	$706.2
Preferred Dividends	(100.2)	(12.7)	-	-	-
Net Income (Loss) Attributable to M&I Common Shareholders	($858.8)	($2,056.2)	$1,150.9	$807.8	$706.2

Marshall & Ilsley Corporation
Annual Financial Information

	DECEMBER 31,

	2009	2008	2007	2006	2005
ASSETS - END OF PERIOD ($millions)
Cash and Due From Banks	$769	$851	$1,369	$1,202	$1,111
Trading Assets	256	518	125	36	30
Short - Term Investments	1,192	231	462	253	271
Investment Securities	7,177	7,668	7,818	7,405	6,319
Loan to Metavante	-	-	-	982	982
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	12,476	14,880	13,794	12,048	9,566
Commercial Lease Financing	474	562	533	539	500
Total Commercial Loans and Leases	12,950	15,442	14,327	12,587	10,066
Commercial Real Estate	13,646	12,542	11,096	10,236	8,406
Residential Real Estate	4,969	5,734	4,592	4,000	3,298
Construction and Development:
Commercial	3,257	5,063	4,958	4,115	2,015
Residential	2,282	3,980	5,153	5,032	3,798
Total Construction and Development	5,539	9,043	10,111	9,147	5,813
Consumer Loans and Leases:
Home Equity Loans and Lines	4,715	5,082	4,413	4,342	4,834
Personal Loans	2,258	1,929	1,560	1,458	1,622
Personal Lease Financing	141	213	197	165	132
Total Consumer Loans and Leases	7,114	7,224	6,170	5,965	6,588
Total Loans and Leases	44,218	49,985	46,296	41,935	34,171
Reserve for Loan and Lease Losses	(1,481)	(1,202)	(496)	(421)	(364)
Premises and Equipment, net	566	565	470	436	353
Goodwill and Other Intangibles	744	763	1,808	1,573	897
Other Assets	3,769	2,957	1,997	1,511	1,289
Total Assets of Continuing Operations	57,210	62,336	59,849	54,912	45,059
Assets of Discontinued Operations	-	-	-	1,318	1,154
Total Assets	$57,210	$62,336	$59,849	$56,230	$46,213

LIABILITIES - END OF PERIOD ($millions)
Deposits:
Noninterest Bearing	$7,833	$6,880	$6,174	$6,144	$5,547
Interest Bearing:
Savings and NOW	6,938	3,454	3,062	3,024	2,958
Money Market	11,315	10,753	10,841	9,057	7,500
Time	15,306	18,072	12,507	12,822	9,383
Foreign	246	1,864	2,607	3,580	2,819
Total Interest Bearing Deposits	33,805	34,143	29,017	28,483	22,660
Total Deposits	41,638	41,023	35,191	34,627	28,207
Short - Term Borrowings	1,120	4,058	6,811	3,609	3,019
Long - Term Borrowings	6,426	9,614	9,873	10,842	9,273
Other Liabilities	1,040	1,370	931	889	812
Liabilities of Discontinued Operations	-	-	-	43	99
Total Liabilities	50,224	56,065	52,806	50,010	41,410

EQUITY - END OF PERIOD ($millions)
Preferred Equity	1,650	1,636	-	-	-
Common Equity	5,376	4,782	7,086	6,168	4,772
Accumulated Other Comprehensive Income:
Unrealized Gains (Losses) on Securities	(13)	(57)	(10)	(22)	(36)
Unrealized Gains (Losses) on Derivatives	(44)	(103)	(47)	-	(1)
Postretirement Benefits - Funded Status	6	2	4	5	-
Total Accumulated Other Comprehensive Income	(51)	(158)	(53)	(17)	(37)
Total Common Equity	5,325	4,624	7,033	6,151	4,735
Marshall & Ilsley Corporation Shareholders' Equity	6,975	6,260	7,033	6,151	4,735
Noncontrolling Interest in Subsidiaries	11	11	10	69	68
Total Equity	6,986	6,271	7,043	6,220	4,803
Total Liabilities and Equity	$57,210	$62,336	$59,849	$56,230	$46,213

Marshall & Ilsley Corporation
Annual Financial Information

	YEARS ENDED DECEMBER 31,

	2009	2008	2007	2006	2005
AVERAGE ASSETS ($millions)
Cash and Due From Banks	$761	$898	$1,005	$974	$923
Trading Assets	418	197	57	46	27
Short - Term Investments	1,330	427	352	297	229
Investment Securities	6,939	7,612	7,496	6,968	6,180
Loan to Metavante	-	-	818	982	994
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	13,878	14,841	12,672	11,175	8,955
Commercial Lease Financing	512	521	515	516	439
Total Commercial Loans and Leases	14,390	15,362	13,187	11,691	9,394
Commercial Real Estate	13,523	11,840	10,564	9,726	8,246
Residential Real Estate	5,450	5,504	4,214	3,676	3,209
Construction and Development:
Commercial	4,075	5,442	4,558	3,413	1,743
Residential	3,160	4,723	5,252	4,454	2,543
Total Construction and Development	7,235	10,165	9,810	7,867	4,286
Consumer Loans and Leases:
Home Equity Loans and Lines	4,909	4,902	4,277	4,540	4,988
Personal Loans	2,090	1,732	1,417	1,479	1,522
Personal Lease Financing	179	202	181	145	128
Total Consumer Loans and Leases	7,178	6,836	5,875	6,164	6,638
Total Loans and Leases	47,776	49,707	43,650	39,124	31,773
Reserve for Loan and Lease Losses	(1,357)	(878)	(448)	(406)	(363)
Premises and Equipment, net	571	529	459	415	330
Goodwill and Other Intangibles	755	2,240	1,739	1,410	908
Other Assets	3,070	2,398	1,816	1,518	1,319
Total Assets of Continuing Operations	60,263	63,130	56,944	51,328	42,320
Assets of Discontinued Operations	-	-	1,266	1,323	964
Total Assets	$60,263	$63,130	$58,210	$52,651	$43,284
Memo:
Average Earning Assets	$56,463	$57,943	$52,373	$47,417	$39,203
Average Earning Assets Excluding Investment Securities
Unrealized Gains / Losses	$56,456	$57,985	$52,422	$47,503	$39,198

AVERAGE LIABILITIES ($millions)
Deposits:
Noninterest Bearing	$7,429	$5,858	$5,470	$5,361	$4,973
Interest Bearing:
Savings and NOW	4,947	3,249	2,905	3,031	3,096
Money Market	10,463	11,016	10,473	8,297	7,053
Time	17,212	16,392	12,293	12,603	9,239
Foreign	564	2,760	2,928	2,844	2,346
Total Interest Bearing Deposits	33,186	33,417	28,599	26,775	21,734
Total Deposits	40,615	39,275	34,069	32,136	26,707
Short - Term Borrowings	3,317	6,163	4,694	3,638	2,925
Long - Term Borrowings	8,676	9,749	11,534	10,071	8,190
Other Liabilities	1,047	981	1,042	976	824
Liabilities of Discontinued Operations	-	-	149	163	225
Total Liabilities	53,655	56,168	51,488	46,984	38,871

AVERAGE EQUITY ($millions)
Marshall & Ilsley Corporation Shareholders' Equity	6,597	6,952	6,680	5,601	4,357
Noncontrolling Interest in Subsidiaries	11	10	42	66	56
Total Equity	6,608	6,962	6,722	5,667	4,413
Total Liabilities and Equity	$60,263	$63,130	$58,210	$52,651	$43,284
Memo:
Average Interest Bearing Liabilities	$45,179	$49,329	$44,827	$40,484	$32,849

Marshall & Ilsley Corporation
Annual Financial Information

	2009	2008	2007	2006	2005

KEY RATIOS
Net Interest Margin (FTE) / Avg. Earning Assets	2.85%	3.12%	3.14%	3.24%	3.38%
Interest Spread (FTE)	2.46	2.67	2.47	2.60	2.88

Efficiency Ratio	65.6	n.m.	56.2	51.3	51.5

Equity / Assets (End of Period) (a)	12.2	10.1	11.8	11.0	10.4

MARGIN ANALYSIS (b)

Loans and Leases:
Commercial Loans and Leases	4.12%	5.56%	7.52%	7.38%	6.06%
Commercial Real Estate	5.11	6.34	7.31	7.15	6.17
Residential Real Estate	5.30	6.00	6.30	5.99	5.48
Construction and Development	3.65	5.54	7.87	8.02	6.86
Home Equity Loans and Lines	5.06	6.28	7.48	7.28	6.28
Personal Loans and Leases	5.50	6.38	7.72	7.24	6.06
Total Loans and Leases	4.63	5.89	7.43	7.30	6.17
Loan to Metavante	-	-	4.40	4.40	4.39
Investment Securities	3.95	4.77	5.27	5.21	5.01
Short - Term Investments	0.49	1.92	4.67	4.47	3.00
Interest Income (FTE) / Avg. Interest Earning Assets	4.42%	5.70%	7.05%	6.91%	5.92%
Interest Bearing Deposits:
Savings and NOW	0.40%	0.57%	1.28%	1.24%	0.79%
Money Market	0.75	1.92	4.23	4.04	2.48
Time	2.53	3.80	4.94	4.54	3.15
Foreign	0.36	1.81	4.92	4.88	3.09
Total Interest Bearing Deposits	1.61	2.70	4.31	4.05	2.59
Short - Term Borrowings	0.29	2.27	5.04	5.13	3.63
Long - Term Borrowings	3.92	4.66	5.07	4.73	4.03
Interest Expense / Avg. Interest Bearing Liabilities	1.96%	3.03%	4.58%	4.31%	3.04%
Net Interest Margin (FTE) / Avg. Earning Assets	2.85%	3.12%	3.14%	3.24%	3.38%
Interest Spread (FTE)	2.46%	2.67%	2.47%	2.60%	2.88%

Notes:
(a) Includes preferred equity and noncontrolling interest in subsidiaries.
(b) Based on average balances excluding fair value adjustments for available for sale securities.

Marshall & Ilsley Corporation
Annual Financial Information

	DECEMBER 31,
	2009	2008	2007	2006	2005

CREDIT QUALITY ($millions)
Nonperforming Assets:
Nonaccrual Loans and Leases	$1,987.1	$1,457.8	$686.9	$264.9	$134.7
Nonaccrual Loans Held for Sale	57.7	69.2	-	-	-
Total Nonperforming Loans and Leases	$2,044.8	$1,527.0	$686.9	$264.9	$134.7
Other Real Estate Owned (OREO)	430.8	320.9	115.1	25.5	8.9
Total Nonperforming Assets	$2,475.6	$1,847.9	$802.0	$290.4	$143.6

Accruing Renegotiated Loans	$793.5	$270.3	$224.4	$0.1	$0.2
Loans Past Due 90 Days or More	$8.8	$14.5	$13.9	$3.0	$5.7

	2009	2008	2007	2006	2005
CREDIT QUALITY RATIOS
Net Charge-Offs / Average Loans and Leases	4.26%	2.74%	0.59%	0.10%	0.12%
Loan and Lease Loss Reserve / Period-End Loans and Leases	3.35	2.41	1.07	1.00	1.06
Nonperforming Assets / Period-End Loans and Leases and OREO	5.54	3.67	1.73	0.69	0.42
Nonperforming Loans and Leases / Period-End Loans and Leases	4.62	3.05	1.48	0.63	0.39
Loan and Lease Loss Reserve / Nonperforming Loans and Leases (a)	75	82	72	159	270

RECONCILIATION OF RESERVE FOR LOAN AND LEASE LOSSES (b)
($ millions)
Beginning Balance	$1,202.2	$496.2	$420.6	$363.8	$358.1
Provision for Loan and Lease Losses	2,314.6	2,037.7	319.8	50.6	44.8
Allowance of Banks and Loans Acquired	-	32.1	11.7	45.2	-
Loans and Leases Charged Off:
Commercial	436.6	169.6	83.2	16.3	21.5
Real Estate	1,590.8	1,186.4	163.9	22.7	21.2
Personal	60.0	36.2	22.3	14.5	15.6
Leases	5.7	2.2	1.9	1.9	1.2
Total Charge-Offs	2,093.1	1,394.4	271.3	55.4	59.5
Recoveries on Loans and Leases:
Commercial	19.8	7.1	6.4	6.9	11.8
Real Estate	28.7	16.5	2.9	2.7	2.7
Personal	5.8	5.2	4.2	4.2	3.1
Leases	2.5	1.8	1.9	2.6	2.8
Total Recoveries	56.8	30.6	15.4	16.4	20.4
Net Loan and Lease Charge-offs	2,036.3	1,363.8	255.9	39.0	39.1
Ending Balance	$1,480.5	$1,202.2	$496.2	$420.6	$363.8

Notes:
(a) Excludes nonaccrual loans held for sale.
(b) May not add due to rounding.